SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. __ )

Filed by the  Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]    Preliminary Proxy Statement
[_]    Confidential, For Use of the Commission
          Only (as permitted by Rule 14a-6(e)(2)).
[_]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                                   ENZON, INC.
                (Name of Registrant as Specified In Its Charter)

                             KEVIN T. COLLINS, ESQ.
                   (Name of Person(s) filing Proxy Statement)

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[X]  No fee required.

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     14a-6(I)(3).

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11: Set forth the amount on which the filing fee is calculated and state how it was determined.

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid.

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[_]  Check box if any part of the fee is offset as provided by Exchange Act rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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


                                PRELIMINARY COPY

                               [LOGO] ENZON, INC.

                               20 Kingsbridge Road
                          Piscataway, New Jersey 08854
                                 (732) 980-4500

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD DECEMBER 4, 2001

     To our Stockholders:

     You are hereby  notified  that the  annual  meeting  of  stockholders  (the
"Annual Meeting") of Enzon, Inc., a Delaware corporation ("Enzon" or the "Company") will be held at the Embassy Suites Hotel, 121 Centennial Avenue, Piscataway, New Jersey on Tuesday, December 4, 2001 at 10:00 a.m. local time, for the following purposes:

     1. To elect three Class III directors, each for a term of three years in accordance with the Company's Certificate of Incorporation and By-Laws (Proposal No. 1);

     2. To vote on a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from sixty million (60,000,000) to ninety million (90,000,000) (Proposal No. 2);

     3. To vote on a proposal to approve the Company's 2001 Incentive Stock Plan (Proposal No. 3);

     4. To ratify the selection of KPMG LLP, independent certified public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2002 (Proposal No. 4); and

     5. To transact such other matters as may properly come before the Annual Meeting or any adjournment thereof.

     Only holders of record of the Company's Common Stock, par value $.01 per share, and Series A Cumulative Convertible Preferred Stock, par value $.01 per share, at the close of business on October 25, 2001 are entitled to notice of, and to vote at the Annual Meeting.

     We hope that as many stockholders as possible will personally attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, your proxy vote is important. To assure your representation at the meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope. Sending in your proxy will not prevent you from voting in person at the Annual Meeting.

                                         By order of the Board of Directors,


                                         Kenneth J. Zuerblis
                                         Corporate Secretary

Piscataway, New Jersey
October __, 2001

                                   ENZON, INC.

                                     -------

                                 PROXY STATEMENT

                                     -------

     This Proxy Statement is furnished to stockholders of record of Enzon, Inc. ("Enzon" or the "Company") as of October 25, 2001, in connection with the solicitation of proxies for use at the annual meeting of stockholders (the "Annual Meeting") to be held on Tuesday, December 4, 2001 and at any adjournment thereof. The accompanying proxy is solicited by the Board of Directors of the Company and is revocable by the stockholder any time before it is voted. For more information concerning the procedure for revoking the proxy, see "General." This Proxy Statement was first mailed to stockholders of the Company on or about November [1], 2001, accompanied by the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2001. The principal executive offices of the Company are located at 20 Kingsbridge Road, Piscataway, New Jersey 08854, telephone (732) 980-4500.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     Only holders of the Company's common stock, par value $.01 per share (the "Common Stock" or "Common Shares") and Series A Cumulative Convertible Preferred Stock, $.01 per share (the "Series A Preferred Stock" or "Series A Preferred Shares") outstanding at the close of business on October 25, 2001 (the "Record Date") are entitled to receive notice of and vote at the Annual Meeting. As of the Record Date, the number and class of shares of stock that were outstanding and will be entitled to vote at the meeting were [42,499,659] Common Shares and [7,000] Series A Preferred Shares. Each Common Share and Series A Preferred Share is entitled to one vote on all matters. No other class of securities will be entitled to vote at the Annual Meeting. There are no cumulative voting rights.


     To be elected, a director must receive a plurality of the votes of the Common Shares and Series A Preferred Shares, voting together as a single class, present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The affirmative votes of at least (i) a majority of the Common Shares and Series A Preferred Shares outstanding as of the Record Date, and entitled to vote thereon, voting together as a single class and (ii) a majority of the Common Shares outstanding as of the Record Date and entitled to vote thereon, voting separately as a class, are necessary for approval of Proposal No. 2. The affirmative vote of at least a majority of the Common Shares and Series A Preferred Shares, present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class, is necessary for approval of Proposal No. 3 and Proposal No. 4. A quorum is representation in person or by proxy at the Annual Meeting of at least one-third of the combined Common Shares and Series A Preferred Shares outstanding as of the Record Date.


     Pursuant to the Delaware General Corporation Law, only votes cast "For" a matter constitute affirmative votes. Proxy cards which are voted by marking "Withheld" or "Abstain" on a particular matter are counted as present for quorum purposes and for purposes of determining the outcome of such matter, but since they are not cast "For" a particular matter, they will have the same effect as negative votes or votes cast "Against" a particular matter. If a validly executed proxy card is not marked to indicate a vote on a particular matter and the proxy granted thereby is not revoked before it is voted, it will be voted "For" such matter. Where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), such broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum; however, with respect to proposals which require the affirmative vote of a percentage of shares present at the Annual Meeting for approval, such broker non-votes will be treated as not present for purposes of determining the outcome of any such matter. With respect to proposals which require the affirmative vote of a percentage of the outstanding shares for approval, since such broker non-votes are not cast "For" a particular matter, they will have the same effect as negative votes or votes cast "Against" such proposals.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     Pursuant to the provisions of the Company's Certificate of Incorporation and By-laws, the Board of Directors is comprised of three classes of directors, designated Class I, Class II and Class III. One class of directors is elected each year to hold office for a three-year term and until successors of such directors are duly elected and qualified. Three Class III directors will be elected at this year's Annual Meeting. The nominees for election to the office of director, and certain information with respect to their backgrounds and the backgrounds of non-nominee directors, are set forth below. It is the intention of the persons named in the accompanying proxy card, unless otherwise instructed, to vote to elect the nominees named herein as Class III directors. Each of the nominees named herein presently serves as a director of the Company. In the event any of the nominees named herein is unable to serve as a director, discretionary authority is reserved to the Board of Directors to vote for a substitute. The Board of Directors has no reason to believe that any of the nominees named herein will be unable to serve if elected.

                 Nominees for Election to the Office of Director
                           at the 2001 Annual Meeting

                                               Director       Position with
                   Nominee          Age         Since          the Company
                   -------          ---         -----          -----------
      David S. Barlow (1)(2)(3)     44           1999           Director
      Rolf A. Classon (1)(3)        56           1997           Director
      Robert LeBuhn (3)(4)(5)       69           1994           Director


                    Non-Nominee Directors Continuing to Serve
             in the Office of Director after the 2001 Annual Meeting

                                                       Director       Position with
                   Nominee                  Age         Since          the Company
                   -------                  ---         -----          -----------
      Arthur J. Higgins (4)(6)(7)            45         2001       President and Chief Executive Officer,
                                                                   Director
      Randy H. Thurman (1)(4)(8)             52         1993       Chairman of the Board
      Dr. Rosina B. Dixon (1)(2)(5)(6)       58         1994       Director
      Dr. David W. Golde (2)(5)(8)           61         1998       Director

(1)  Member of the Compensation Committee

(2)  Member of Scientific Advisory Committee

(3)  Member of the Finance and Audit Committee

(4)  Member of the Executive Committee

(5)  Member of Corporate Governance Committee

(6)  Class I director serving until the 2002 Annual Meeting

(7) Mr. Higgins has been elected as Chairman of the Board of Directors effective as of December 3, 2001

(8)  Class II director serving until the 2003 Annual Meeting

                        BUSINESS EXPERIENCE OF DIRECTORS

Nominee Class III Directors for Election at the 2001 Annual Meeting


     David S. Barlow, has served as a director of the Company since June 1999. Mr. Barlow has served as President of Black Diamond Capital, a private investment company, since October 1999. From 1995 to September 1999, Mr. Barlow was President of Pharmaceuticals at Sepracor, Inc. From 1993 to 1995, Mr. Barlow served as the General Manager of Pharmaceuticals at Sepracor, Inc. Prior to 1993, Mr. Barlow held several senior level positions at Rhone-Poulenc Rorer, Inc., including Vice President, World Wide Marketing and Business Development at Armor Pharmaceutical Company, a subsidiary of Rhone-Poulenc Rorer, Inc. Mr. Barlow also serves on the Board of Directors of Pan Pacific Pharmaceuticals, Inc., Biostream, Inc., Red Bird LLC and New River Pharmaceuticals. He also serves on the Board of Trustees of Bates College and McLean Hospital.


     Rolf A. Classon, has served as a director of the Company since January 1997. Since 1995 Mr. Classon has served as an Executive Vice President of Bayer Corporation and President of Bayer Diagnostics. From 1991 to 1995, Mr. Classon was an Executive Vice President in charge of Bayer Diagnostics' Worldwide Marketing, Sales and Service operations. From 1990 to 1991, Mr. Classon was President and Chief Operating Officer of Pharmacia Biosystems A.B. Prior to 1991, Mr. Classon served as President of Pharmacia Development Company Inc. and Pharmacia A.B.'s Hospital Products Division.

     Robert LeBuhn, has served as a director of the Company since August 1994. Mr. LeBuhn is a private investor and is a director of Cambrex Corporation and US Airways Group, Inc. He is Trustee and Chairman of the Geraldine R. Dodge Foundation, a Trustee and Treasurer of All Kinds of Minds, a Trustee of Executive Service Corp., director of The International Research Foundation for Children's Eyecare, Inc. and a member of the National Council of the Aspen Music Festival and School.

     The Board of Directors recommends a vote FOR Mr. Barlow, Mr. Classon and Mr. LeBuhn as Class III Directors (Proposal No. 1 on the Proxy Card).

Non-Nominee Class I Directors Serving Until the 2002 Annual Meeting

     Arthur J. Higgins, has served as the Company's President, Chief Executive Officer and a director of the Company since May 31, 2001. Mr. Higgins has been elected as Chairman of the Board effective as of December 3, 2001. Prior to joining the Company, Mr. Higgins had been with Abbott Laboratories for 14 years and most recently served as Senior Vice President of Pharmaceutical Operations since 1998. He also held various other positions at Abbott Laboratories, including Vice President of Pacific, Asia and Africa Operations and Vice President of International Business Development. Previously, Mr. Higgins worked for Bristol-Myers and Sandoz in the U.K. Mr. Higgins graduated from Strathclyde University, Scotland and holds a B.S. degree in biochemistry.

     Dr. Rosina B. Dixon, has served as a director of the Company since August 1994. Dr. Dixon has been a consultant to the pharmaceutical industry since 1987. Prior to such time she held senior positions at Ciba-Geigy Pharmaceuticals, a division of Ciba-Geigy Corporation, and Schering-Plough Corporation. She received her M.D. from Columbia University, College of Physicians and Surgeons and is certified by the National Board of Medical Examiners and the American Board of Internal Medicine. She is a member of the American College of Clinical Pharmacology, American Society for Clinical Pharmacology and Therapeutics, and the National Association of Corporate Directors and currently serves as a director of Church & Dwight Co., Inc. and Cambrex Corporation.

Non-Nominee Class II Directors Serving until the 2003 Annual Meeting


     Randy H. Thurman, has served as the Company's Chairman of the Board since April 1996 and as a director of the Company since April 1993. Mr. Thurman became Chairman of the Board, President and Chief Executive Officer of Viasys Healthcare, Inc. in 2001. Mr. Thurman was Chairman and Chief Executive Officer of Strategic Reserves, LLC from 1996 to 2001. Mr. Thurman is the founder and Chairman of the Board of Health Care Strategies 2000, a global consulting firm. During 1996, Mr. Thurman also served as a principal of Spencer Stuart Inc. From 1993 to

1995, Mr. Thurman served as Chairman and Chief Executive Officer of Corning Life Sciences. From 1985 to 1993, Mr. Thurman served as Corporate Executive Vice President and a director of Rhone-Poulenc Rorer, Inc. and President of Rhone-Poulenc Rorer Pharmaceuticals, Inc. He also serves on the Board of Directors of Closure Medical, Inc. and CuraGen Corporation.


     Dr. David W. Golde, has served as a director of the Company since March 1998. Dr. Golde has been the Physician-In-Chief at Memorial Sloan-Kettering Cancer Center since 1996. From 1991 to 1996, Dr. Golde served as Head of the Division of Hematologic Oncology at Memorial Sloan-Kettering Cancer Center. Prior to 1991, Dr. Golde was a professor of medicine and Chief of the Division of Hematology and Oncology at UCLA, Director of the UCLA AIDS Center and Director of the UCLA Clinical Research Center. Dr. Golde serves on the Board of Overseers and Managers of Memorial Sloan-Kettering Cancer Center.


                             DIRECTORS' COMPENSATION

Directors' Cash Compensation


     During the fiscal year ended June 30, 2001, the Company paid Randy H. Thurman $125,000 in consideration for serving as Chairman of the Board. Under the Company's 1996 Independent Directors' Stock Plan, as amended (the "Independent Directors' Stock Plan") non-executive members of the Board of Directors ("Independent Directors") can elect at the end of the calendar year to receive up to 50% of the fees payable under the Independent Directors' Stock Plan in cash, with the remainder of the fees to be paid in Common Stock. The Independent Directors' Plan provides for compensation to Independent Directors of $2,500 per quarter plus $500 for each meeting attended. During the fiscal year ended June 30, 2001, Dr. David Golde elected to receive 50% of his compensation for the quarter ended December 31, 2000 under this plan in cash which totaled $1,759. During the fiscal year ended June 30, 2001, the Company did not pay cash compensation to its remaining directors for acting as directors or as members of committees of the Board of Directors, other than reimbursement of reasonable expenses incurred by the directors in attending Board and committee meetings.


Directors' Stock Options

     In December 1993, the Board of Directors adopted, and the stockholders approved, an amendment to the Non-Qualified Stock Option Plan, as amended, (the "Non-Qualified Plan") providing for automatic grants of options ("Automatic Grants") under a formula (the "Formula") to Independent Directors. This formula was amended by the Board of Directors and approved by the stockholders in 1999.

     Under the Formula, each of the Independent Directors automatically receives an option to purchase 10,000 shares of Common Stock annually on January 2 which vests one year after the grant (the "Regular Grant"). Newly elected directors receive an option to purchase 10,000 shares of Common Stock (the "Initial Election Grant") on the date of each Independent Director's initial election to the Board. In addition, each newly-elected Independent Director automatically receives an option to purchase such Independent Director's pro rata share of the Regular Grant for the year in which such Independent Director was initially elected to the Board, which equals the product of 833 multiplied by the number of whole months remaining in the year until the next Regular Grant (the "Pro Rata Grant"). Those options, granted pursuant to a Pro Rata Grant, vest and become exercisable on the January 1st following such Independent Director's initial election to the Board. Those options granted pursuant to an Initial Election Grant vest and become exercisable as to 5,000 shares one year after the date of grant; and as to 5,000 shares two years after the date of grant. The per share exercise price of options granted pursuant to the Formula is equal to the fair market value of the Common Stock on the date of grant.

     An option granted to an Independent Director pursuant to the Formula will not become exercisable as to the relevant shares unless such Independent Director has served continuously on the Board of Directors during the period commencing on the date the option was granted and terminating on the date the option is scheduled to vest; provided, however, that if an Independent Director does not fulfill such continuous service requirement due to such Independent Director's death or disability all options granted under the Formula and held by such Independent Director nonetheless vest and become exercisable as though such Independent Director fulfilled the continuous service requirement. An option granted to an Independent Director pursuant to the Formula remains exercisable for a period of ten years from the date of grant.

Independent Directors' Stock Plan

     The Company's Independent Directors' Stock Plan provides for compensation to Independent Directors serving on the Board of Directors which is paid in the form of the Company's Common Stock. Under the Independent Directors' Stock Plan, each Independent Director is entitled to compensation of $2,500 per quarter and $500 for each meeting attended by such Independent Director. The number of shares issued will be based on the last reported sale price of a share of Common Stock on the Nasdaq National Market at the end of the quarter for which fees are payable. During October 2000, the Compensation Committee of the Board of Directors amended the Independent Directors' Stock Plan to provide that the Independent Directors will be entitled to elect to receive up to 50% of the fees payable under the Independent Directors' Stock Plan in cash, with the remainder of the fees to be paid in Common Stock. Fees payable and shares issuable under the Independent Director's Stock Plan are paid annually at the end of the calendar year. During the fiscal year ended June 30, 2001, the Company paid cash fees of $1,759 to Dr. David Golde. All other directors elected to receive 100% of their compensation in Common Stock. During the fiscal year ended June 30, 2001, the Company recorded an aggregate of $87,600 in Independent Directors' fees, a summary of which follows:

                                                          Value of
                                                       Consideration
                                                      -----------------
                    Randy H. Thurman                       $14,100
                    David S. Barlow                         13,600
                    Rolf A. Classon                         13,600
                    Dr. Rosina B. Dixon                     14,100
                    David W. Golde                          13,100
                    Robert LeBuhn                           14,100
                    A.M. "Don" MacKinnon(1)                  5,000

     (1) A.M. "Don" MacKinnon retired from the Board of Directors during December 2000.


     The Company expects to make stock grants to the Independent Directors in a manner similar to the Independent Directors' Stock Plan under the 2001 Incentive Stock Plan and to cease stock grants under the Independent Directors' Stock Plan commencing January 1, 2002 if the 2001 Incentive Stock Plan is approved by the stockholders at the Annual Meeting.


Section 16(a) Beneficial Ownership Reporting Compliance

     Ownership of and transactions in the Company's Common Stock by executive officers and directors of the Company and owners of 10% or more of the Company's outstanding Common Stock are required to be reported to the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended. Based solely on the Company's review of such reports and written representations from certain reporting persons, during the fiscal year ended June 30, 2001 all such reports were filed in a timely manner.

Directors' Stock Ownership Program


     During October 2000, the Board of Directors implemented a director's stock ownership program which requires each of the directors to own beneficially, outstanding Common Stock of the Company with a market value of at least $100,000 within two years after the director first joins the Company's Board of Directors. The determination of whether the shares owned beneficially by a director meet the $100,000 minimum market value requirement will be based on the highest average trading price of the Common Stock over any consecutive twenty trading days during the two year period after the director first joins the Company's Board of Directors or the price paid for the Common Stock by the director. Shares of Common Stock underlying outstanding options will not be counted towards satisfaction of this requirement. The Board of Directors may waive this requirement under certain circumstances. All of the Company's current directors, except Mr. Higgins who joined the Board of Directors in May 2001, meet this requirement. Mr. Higgins will have until May 2003 to meet the stock ownership requirement.

               INFORMATION CONCERNING BOARD AND COMMITTEE MEETINGS
                           AND COMMITTEES OF THE BOARD

     Eight meetings of the Company's Board of Directors were held during the fiscal year ended June 30, 2001. Each incumbent director attended at least 75% of the total number of meetings of the Board of Directors and committees of the Board of Directors, of which such director was a member, held during the fiscal year.

     As of June 30, 2001, the standing committees of the Company's Board of Directors were the Finance and Audit Committee, the Compensation Committee, the Executive Committee, the Scientific Advisory Committee and the Corporate Governance Committee.

     As of June 30, 2001, the Finance and Audit Committee was comprised of Robert LeBuhn, chairman, Rolf A. Classon and David S. Barlow. David S. Barlow replaced A.M. "Don" MacKinnon on the Finance and Audit Committee upon Mr. MacKinnon's retirement from the Board of Directors during December 2000. The primary purpose of the Finance and Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including overview of financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements and the Company's legal compliance and ethics programs, as established by management and the Board of Directors. The Finance and Audit Committee adopted a written charter during fiscal 2000. The Finance and Audit Committee held three meetings during the fiscal year ended June 30, 2001.

     As of June 30, 2001, the Compensation Committee was comprised of Rolf A. Classon, chairman, Dr. Rosina B. Dixon, David S. Barlow and Randy H. Thurman. The primary functions of the Compensation Committee are to administer the Company's Non-Qualified Stock Option Plan, determine the compensation of the Company's officers and senior management, and review compensation policy. There were three meetings of the Compensation Committee during the fiscal year ended June 30, 2001.


     The Scientific Advisory Committee is comprised of Dr. David W. Golde, chairman, Dr. Rosina B. Dixon and David S. Barlow. This committee provides scientific input to the Board of Directors and serves as the liaison between the Company's senior research and development management and the Board of Directors. There were two meetings of the Scientific Advisory Committee during the fiscal year ended June 30, 2001.


     The Corporate Governance Committee is comprised of Dr. Rosina B. Dixon, chairperson, Dr. David W. Golde and Robert LeBuhn. This committee reviews and sets corporate governance policy and will be responsible for director and senior management succession planning. There were no meetings of the Corporate Governance Committee during the fiscal year ended June 30, 2001.

     Given the relatively small size of the Company's current Board of Directors, the Company determined that efficiencies were not being realized from meetings of the Executive Committee and therefore suspended regular meetings of the Executive Committee in September 1994. There were no meetings of the Executive Committee during the fiscal year ended June 30, 2001.

     The Company has not yet established a policy with respect to the consideration of stockholder nominees to the Board of Directors.

                      COMPENSATION COMMITTEE INTERLOCKS AND
                              INSIDER PARTICIPATION

     During the fiscal year ended June 30, 2001, the members of the Board of Directors serving on the Compensation Committee of the Board of Directors were Rolf A. Classon, chairman, Dr. Rosina B. Dixon, David S. Barlow and Randy H. Thurman, none of whom are or have ever been employees of the Company. During the fiscal year ended June 30, 2001, no executive officer of the Company served on the compensation committee or board of directors of any other entity which had an executive officer who also served on the Compensation Committee or Board of Directors of the Company.

                           AUDIT AND FINANCE COMMITTEE

     During the fiscal year ended June 30, 2001, the members of the Board of Directors serving on the Finance and Audit Committee of the Board of Directors were Robert LeBuhn, David S. Barlow, Rolf A. Classon and A.M. "Don" MacKinnon, all of whom are considered "independent directors" as defined by Rule 4200 (a)
(15) of the National Association of Securities Dealers listing standards. Mr. MacKinnon resigned from the Finance and Audit Committee in December 2000 when he retired from the Board of Directors and was replaced by Mr. Barlow.

                    BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

     Set forth below is certain information regarding the executive officers of the Company who do not serve on the Board of Directors.

     Dr. Jeffrey McGuire, 50, has served as the Company's Vice President, Research and Development and Chief Scientific Officer since 1997. From 1995 until 1997, Dr. McGuire served as Enzon's Director, Business Development. From 1991 until 1997, Dr. McGuire was responsible for the Company's Single Chain Antibody licensing program and intellectual property portfolio. From 1980 until 1991, Dr. McGuire was employed by Genex Corporation, where he held various research, business development and management positions. Dr. McGuire holds a B.S. in Life Sciences from the Massachusetts Institute of Technology and a Ph.D. in Life Sciences, with a concentration in molecular biology, from the University of Delaware. He also conducted post-doctoral research at Harvard Medical School.

     Kenneth J. Zuerblis, 42, has served as the Company's Chief Financial Officer since January 1996 and as Vice President, Finance since April 1994. During May 2000, Mr. Zuerblis was appointed Secretary of the Company. From July 1991 to April 1994, Mr. Zuerblis served as the Company's Controller. From January 1982 to July 1991, Mr. Zuerblis was employed by KPMG LLP in various positions, the last being senior manager. He became a certified public accountant in 1985.

                           SUMMARY COMPENSATION TABLE

     The following table provides a summary of cash and non-cash compensation for each of the last three fiscal years ended June 30, 2001, 2000 and 1999 with respect to the Company's Chief Executive Officer and the other executive officers serving during the fiscal year ended June 30, 2001 (the "Named Executive Officers").


                                                                                                   Long-Term
                                                                                                  Compensation
                                                  Annual Compensation                                Awards
                                       -----------------------------------------------------------------------
                                                                                     Restricted     Securities
          Name and                                               Other Annual          Stock        Underlying        All Other
     Principal Position        Year    Salary($)   Bonus($)   Compensation($)(1)     Award(s)($)    Options(#)    Compensation($)(2)
     ------------------        ----    ---------   --------   ------------------     -----------    ----------    ------------------

Arthur J. Higgins(3)           2001       $23,077          --         $--        $1,562,500(4)       400,000(5)               --
 President and Chief
 Executive Officer

Peter G. Tombros(3)            2001       364,944    $140,625          --                --          100,000(6)           $6,865
 Former President and Chief    2000       348,834     112,000          --                --               --               7,622
 Executive Officer             1999       336,000     120,000          --                --           43,000(7)            6,152


Dr. Jeffrey McGuire            2001       217,849      74,250          --                --          100,000(8)            6,531
 Vice President, Research      2000       170,552      52,900          --                --               --               5,386
 and Development and Chief     1999       142,912      45,000          --                --           13,600(7)            3,524
 Scientific Officer


Kenneth J. Zuerblis            2001       238,500      90,000          --                --          100,000(8)            6,578
 Vice President, Finance,      2000       194,077      65,700          --                --               --               7,622
 Chief Financial Officer and   1999       165,119      60,000          --                --           17,000(7)            4,803
 Corporate Secretary

----------
(1) Excludes perquisites and other personal benefits that in the aggregate do not exceed 10% of the Named Executive Officer's total annual salary and bonus.

(2)  Consists of annual Company contributions to a 401(k) plan.


(3) Mr. Higgins succeeded Mr. Tombros as the Company's President and Chief Executive Officer on May 31, 2001.

(4) Mr. Higgins was issued 25,000 shares of restricted Common Stock on June 29, 2001, which shall vest as to 5,000 shares per year commencing May 31, 2002. The last reported sale price of Enzon's Common Stock on June 29, 2001 was $62.50 per share. The aggregate value of Mr. Higgins' restricted Common Stock as of June 30, 2001 was $1,562,500. Mr. Higgins is entitled to any cash dividends declared on the restricted Common Stock; however, if the Company distributes a non-cash dividend prior to the date such shares vest, such dividend will be held by the Secretary of the Company until such shares have vested. The shares of restricted Common Stock will vest immediately upon (i) the Company terminating Mr. Higgins' employment without "cause" (as defined in Mr. Higgins' employment agreement), (ii) Mr. Higgins terminating his employment for "good reason" (as defined in Mr. Higgins' employment agreement), or (iii) Mr. Higgins' death or "disability" (as defined in Mr. Higgins' employment agreement).

(5) 400,000 options were granted during May 2001 pursuant to Mr. Higgins' employment agreement. Of these options, 200,000 vested on May 31, 2001 and become exercisable on November 30, 2001. Of the remaining 200,000 options, 25% vest and become exercisable on May 31, 2002 and each anniversary thereof, ending on May 31, 2005. The vesting and exercisability of such shares will accelerate if (i) the last sale price of the Company's Common Stock exceeds $100 per share for at least twenty consecutive trading days as reported by the Nasdaq National Market during a time in which Mr. Higgins is employed by the Company, (ii) Mr. Higgins' employment is terminated without cause in connection with a "change in control" (as defined in Mr. Higgins' employment agreement), or (iii) Mr. Higgins terminates his employment for good reason in connection with a change in control.

(6) Mr. Tombros did not receive any options as part of his bonus for the fiscal years ended June 30, 2000 and 2001. The Compensation Committee did grant Mr. Tombros long-term incentive options during August 2000 in lieu of options under the Company's Performance Incentive Program. Mr. Tombros was granted an option to purchase 100,000 shares of the Company's Common Stock at an exercise price of $50.625 per share on August 10, 2000, as part of his new employment agreement. The option granted to Mr. Tombros will vest and become exercisable only if at any time on or before June 30, 2003 (A) the last sale price of the Company's Common Stock exceeds $100 per share for at least twenty consecutive trading days as reported by the Nasdaq National Market, or (B) a change in control occurs in which the Company liquidates, sells at least 80% of its assets, merges with another company and is not the surviving corporation or merges with another company and is the surviving corporation but a majority of the voting securities is owned by persons who were not "beneficial owners" of a majority of the outstanding voting securities prior to the merger and the Company's shareholders receive at least $100 per share in connection with the change in control.

(7) Represents stock options granted during July 1999, which represent a portion of the Named Executive Officer's total bonus earned for the fiscal year ended June 30, 1999.


(8) Dr. McGuire and Mr. Zuerblis did not receive any options as part of their bonus for the fiscal years ended June 30, 2000 and 2001. The Compensation Committee did grant Dr. McGuire and Mr. Zuerblis long-term incentive options during July 2000 in lieu of options under the Company's Performance Incentive Program. The Compensation Committee granted to each of Dr. McGuire and Mr. Zuerblis an option to purchase 100,000 shares of the Company's Common Stock at an exercise price of $44.75 per share during July 2000. 50,000 of the shares underlying each option grant will vest and become exercisable over a five year period at a rate of 10,000 shares per year. The remaining 50,000 shares will vest and become exercisable on the seventh anniversary of the date of grant, if Dr. McGuire or Mr. Zuerblis, as the case may be, is employed by the Company on such date. The vesting and exercisability of such shares will accelerate if the last sale price of the Company's Common Stock exceeds $100 per share for at least twenty consecutive trading days as reported by the Nasdaq National Market during a time in which Dr. McGuire or Mr. Zuerblis, as the case may be, is employed by the Company. In the event of a change in control of the Company (as defined in Dr. McGuire's and Mr. Zuerblis' option agreement), other than a liquidation, a sale of at least 80% of the assets of the Company, or a merger in which the Company is not the surviving entity, each option will vest and become exercisable according to the terms of the option agreement as if the change in control had not occurred. However, with respect to the 50,000 shares which vest on the seventh anniversary of the date of grant, if a change in control in which the Company liquidates, sells at least 80% of its assets, or merges with another company and is not the surviving corporation occurs prior to July 31, 2007, and the Company's shareholders receive at least $100 per share in connection with the change in control, the option will vest upon the change in control if Dr. McGuire or Mr. Zuerblis, as the case may be, is still employed by the Company on such date, or, in the event that Dr. McGuire or Mr. Zuerblis, as the case may be, is not still employed by the Company on such date, if Dr. McGuire's or Mr. Zuerblis' termination was not voluntary or was not for cause. With respect to the shares which vest over a five year period, if a liquidation, a sale of at least 80% of the Company's assets, or, a merger in which the Company is not the surviving entity, occurs prior to July 31, 2005, the options will vest upon the change in control if Dr. McGuire or Mr. Zuerblis, as the case may be, is still employed by the Company on such date, or, in the event that Dr. McGuire or Mr. Zuerblis is not still employed by the Company on such date, if Dr. McGuire's or Mr. Zuerblis' termination was not voluntary or was not for cause.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table contains information concerning the grant of stock options under the Non-Qualified Plan to the Named Executive Officers during the fiscal year ended June 30, 2001.

                                              Individual Grants
                            -----------------------------------------------------
                             Number of       % of Total                                   Potential Realizable Value at
                            Securities         Options        Exercise                    Assumed Annual Rates of Stock
                            Underlying       Granted to       or Base                  Price Appreciation for Option Term(2)
                              Options       Employees in      Price      Expiration    ------------------------------------
           Name             Granted (1)      Fiscal Year     ($/Share)      Date        0%($)        5%($)           10%($)
           ----             -----------      -----------     ---------    ---------    ------       ------          -------
Arthur J. Higgins            400,000(3)         36.69%        $70.00       5/31/11         0     $ 8,804,525     $22,312,394

Peter G. Tombros             100,000(4)          9.17%         50.63       8/10/10         0       3,183,779       8,068,321

Jeffrey McGuire              100,000(5)          9.17%         44.75       7/31/10         0       1,407,152       3,565,999

Kenneth J. Zuerblis          100,000(5)          9.17%         44.75       7/31/10         0       1,407,152       3,565,999

(1) All options were granted at an exercise price that equaled or exceeded the fair market value of the Common Stock on the date of grant, as determined by the last sale price as reported on the Nasdaq National Market.

(2) The amounts set forth in the three columns represent hypothetical gains that might be achieved by the optionees if the respective options are exercised at the end of their terms. These gains are based on assumed rates of stock price appreciation of 0%, 5% and 10% compounded annually from the dates the respective options were granted. The 0% appreciation column is included because the options were granted with exercise prices which equaled or exceeded the market price of the underlying Common Stock on the date of grant, and thus will have no value unless the Company's stock price increases above the exercise prices.


(3) These options were granted during May 2001 pursuant to Mr. Higgins' employment agreement. Of these options, 200,000 vested on May 31, 2001 and become exercisable on November 30, 2001. Of the remaining 200,000 options, 25% vest and become exercisable on May 31, 2002 and each anniversary thereof, ending on May 31, 2005. The vesting and exercisability of such shares will accelerate if (i) the last sale price of the Company's Common Stock exceeds $100 per share for at least twenty consecutive trading days as reported by the Nasdaq National Market during a time in which Mr. Higgins is employed by the Company, (ii) Mr. Higgins' employment is terminated without "cause" (as defined in Mr. Higgins' employment agreement) in connection with a "change in control" (as defined in Mr. Higgins' employment agreement), or (iii) Mr. Higgins terminates his employment for "good reason" (as defined in Mr. Higgins' employment agreement) in connection with a change in control.

(4) The Compensation Committee granted Mr. Tombros long-term incentive options during August 2000 in lieu of options under the Company's Performance Incentive Program. Mr. Tombros was granted an option to purchase 100,000 shares of the Company's Common Stock at an exercise price of $50.625 per share on August 10, 2000, as part of his new employment agreement. The option granted to Mr. Tombros will vest and become exercisable only if at any time on or before June 30, 2003 (A) the last sale price of the Company's Common Stock exceeds $100 per share for at least twenty consecutive trading days as reported by the Nasdaq National Market, or (B) a change in control occurs in which the Company liquidates, sells at least 80% of its assets, merges with another company and is not the surviving corporation or merges with another company and is the surviving corporation but a majority of the voting securities is owned by persons who were not "beneficial owners" of a majority of the outstanding voting securities prior to such merger and the Company's shareholders receive at least $100 per share in connection with the change in control.

(5) The Compensation Committee granted Dr. McGuire and Mr. Zuerblis long-term incentive options in July 2000 in lieu of options under the Company's Performance Incentive Program. The Compensation Committee granted to each of Dr. McGuire and Mr. Zuerblis an option to purchase 100,000 shares of the Company's Common Stock at an exercise price of $44.75 per share during July 2000. 50,000 of the shares underlying each option grant will vest and become exercisable over a five year period at a rate of 10,000 shares per year. The remaining 50,000 shares will vest and become exercisable on the seventh anniversary of the date of grant, if Dr. McGuire or Mr. Zuerblis, as the case may be, is employed by the Company on such date. The vesting and exercisability of such shares will accelerate if the last sale price of the Company's Common Stock exceeds $100 per share for at least twenty consecutive trading days as reported by the Nasdaq National Market during a time in which Dr. McGuire or Mr. Zuerblis, as the case may be, is employed by the Company. In the event of a change in control of the Company (as defined in Dr. McGuire's and Mr. Zuerblis' option agreement), other than a liquidation, a sale of at least 80% of the assets of the Company, or a merger in which the Company is not the surviving entity, each option will vest and become exercisable according to the terms of the option agreement as if the change in control had not occurred. However, with respect to the 50,000 shares which vest on the seventh anniversary of the date of grant, if a change in control in which the Company liquidates, sells at least 80% of its assets, or merges with another company and is not the surviving corporation occurs prior to July 31, 2007, and the Company's shareholders receive at least $100 per share in connection with the change in control, the option will vest upon the change in control if Dr. McGuire or Mr. Zuerblis, as the case may be, is still employed by the Company on such date, or, in the event that Dr. McGuire or Mr. Zuerblis, as the case may be, is not still employed by the Company on such date, if Dr. McGuire's and Mr. Zuerblis' termination was not voluntary or was not for cause. With respect to the shares which vest over a five year period, if a liquidation, a sale of at least 80% of the Company's assets, or, a merger in which the Company is not the surviving entity, occurs prior to July 31, 2005, the options will vest upon the change in control if Dr. McGuire or Mr. Zuerblis, as the case may be, is still employed by the Company on such date, or, in the event that Dr. McGuire or Mr. Zuerblis is not still employed by the Company on such date, if Dr. McGuire's or Mr. Zuerblis' termination was not voluntary or was not for cause.

                   OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth the information with respect to the Named Executive Officers concerning the exercise of options during the fiscal year ended June 30, 2001 and unexercised options held as of June 30, 2001.

                                                            Number of Securities          Value of Unexercised
                                                           Underlying Unexercised         In-the-Money Options
                             Shares                        Options at FY-End (#)           at FY-End ($)(1)
                            Acquired       Value        ---------------------------    -----------------------------
          Name           On Exercise(#)  Realized($)     Exercisable   Unexercisable    Exercisable     Unexercisable
          ----           --------------  -----------     -----------   -------------    -----------     -------------
Arthur J. Higgins                 --             --             --       400,000                --              --

Peter G. Tombros             144,500     $9,052,756      1,013,250       132,250       $59,413,797      $2,483,547

Dr. Jeffrey McGuire           42,500      2,450,825         38,200       110,200         2,085,438       2,184,913


Kenneth J. Zuerblis          170,000      9,408,251         79,250       112,750         4,373,297       2,287,391

     (1) Based upon a market value of $62.50 as determined by the last sale price as reported on the Nasdaq National Market on June 30, 2001. If the exercise price is equal to or greater than such last sale price, the option is deemed to have no value.

                      EMPLOYMENT AND TERMINATION AGREEMENTS


     The Company has entered into an employment agreement with its President and Chief Executive Officer, Arthur J. Higgins. Under the employment agreement Mr. Higgins will receive a base salary of $500,000 per year and will be entitled to participate in Enzon's bonus plan for management commencing with the fiscal year ending June 30, 2002. The employment agreement may be terminated by either party with twelve months written notice, but not before May 31, 2005. Under the terms of Mr. Higgins' employment agreement, he is entitled to a bonus of between 0 and 200% of his base salary with a target of 100% of his base salary in future years. Under the terms of the agreement, Mr. Higgins is guaranteed a minimum cash bonus in the amount of $750,000 for the fiscal year ending June 30, 2002. On May 31, 2001 pursuant to the employment agreement, Mr. Higgins was granted an option under Enzon's Non-Qualified Plan, to purchase 400,000 shares of Enzon's Common Stock at the per share exercise price of $70.00, the last reported sale price of a share of the Company's Common Stock on the date of grant. The option vested as to 200,000 shares on May 31, 2001; however, these shares do not become exercisable until November 30, 2001. The remaining shares vest and become exercisable as to 50,000 shares on each of the first, second, third and fourth anniversaries of the date of grant. Mr. Higgins will be granted an additional option to purchase 400,000 shares of Enzon's Common Stock at the per share exercise price equal to the last reported sale price of a share of Common Stock on December 3, 2001, the date the Board of Directors elected to have him begin serving as Chairman of the Board of Directors. Such option will vest and become exercisable as to 100,000 shares on the first, second, third and fourth anniversaries of such date. Notwithstanding the foregoing, all unvested options granted to Mr. Higgins shall immediately vest and become exercisable if (i) the last reported sale price of a share of Enzon's Common Stock is at least $100.00 as reported on the Nasdaq National Market for at least twenty consecutive trading days, provided that, Mr. Higgins is then employed by Enzon on a full-time basis as its President and Chief Executive Officer, (ii) Mr. Higgins' employment is terminated without "cause" (as defined in Mr. Higgins' employment agreement) in connection with a "change in control" (as defined in Mr. Higgins' employment agreement), or (iii) Mr. Higgins terminates his employment for "good reason" (as defined in Mr. Higgins' employment agreement) in connection with a change in control. Pursuant to the employment agreement, Mr. Higgins also received 25,000 shares of restricted Common Stock, which shall vest as to 5,000 shares per year commencing on the first anniversary of the commencement of his employment (May 31, 2001). The shares of restricted Common Stock will vest immediately upon (i) the Company terminating Mr. Higgins' employment without cause, (ii) Mr. Higgins terminating his employment for good reason, or (iii) Mr. Higgins' death or "disability" (as defined in Mr. Higgins' employment agreement).

     In the event Mr. Higgins' employment is terminated by Enzon without cause or by Mr. Higgins for good reason, prior to May 31, 2004, Mr. Higgins will be entitled to: (i) cash payment equal to the remainder of his base salary until May 31, 2005; (ii) a cash payment equal to the aggregate target bonus, which would have been payable to Mr. Higgins (based on his salary at the time of his termination) for each fiscal year until the fiscal year ending June 30, 2005;
(iii) reimbursement for any medical and dental coverage available to Mr. Higgins and any family member for a period of up to eighteen months commencing on the date of termination; (iv) cash payment equal to any unpaid base salary; (v) all shares of restricted Common Stock shall vest; and (vi) all options that have not vested at the time of termination will terminate; provided, however, a prorated portion of the tranche of unvested options that were scheduled to vest on the anniversary of the applicable grant date immediately following the date of such termination shall vest. In the event Mr. Higgins' employment is terminated by Enzon without cause or by Mr. Higgins for good reason subsequent to May 31, 2004, Mr. Higgins will be entitled to receive a cash payment equal to his annual base salary, his target bonus and the pro rata amount of the target bonus for the fiscal year in which he was terminated and items (iii), (iv), (v) and (vi) above.


     Mr. Higgins' employment agreement also requires him to maintain the confidentiality of Enzon information and assign inventions developed during the term of the agreement and for a six-month period following termination of employment with Enzon. Mr. Higgins is precluded from competing with Enzon during the term of his employment agreement and for two years after his employment is terminated.


     The Company has an employment agreement with its former Chief Executive Officer, Peter G. Tombros, which, terminates on June 30, 2003. The agreement provides for Mr. Tombros to remain a full-time employee of the Company and receive his base salary of $367,500 through June 30, 2002. In the event Mr. Tombros is unable or unwilling to continue for any reason to provide services as a full-time employee of the Company through June 30, 2002, Mr. Tombros will continue to receive his base salary of $367,500 through June 30, 2002 as severance payments. Pursuant to his employment agreement, Mr. Tombros was granted an option under the Company's Non-Qualified Plan to purchase 100,000 shares of the Company's Common Stock at a per share exercise price of $50.625, the fair market value of the Company's Common Stock on the date of grant. The options will vest and become exercisable only if at any time on or before June 30, 2003 (A) the last reported sale price of the Company's Common Stock exceeds $100 for at least twenty consecutive trading days as reported by the Nasdaq National Market, or (B) a change of control occurs in which the Company liquidates, sells at least 80% of its assets, merges with another company and is not the surviving corporation, or merges with another company and is the surviving corporation but a majority of the voting securities is owned by persons who were not "beneficial owners" of a majority of the outstanding voting securities prior to such merger and the Company's shareholders receive at least $100 per share in connection with the change in control. The employment agreement also provides for Mr. Tombros to make himself available to the Company as a part-time employee commencing on the date he ceases to perform his services as a full-time employee through June 30, 2003. During such period of time as Mr. Tombros is a part-time employee, he will receive $10,000 per month in compensation. Mr. Tombros' employment agreement also requires him to maintain, during his employment and thereafter, the confidentiality of Company information. Mr. Tombros is precluded from competing with the Company during such period of time as Mr. Tombros remains an employee, either part-time or full-time, of the Company.

     The Company has an agreement with Mr. Zuerblis which provides for payment of three years of Mr. Zuerblis' compensation and benefits (as defined in such agreement) following a change in control of the Company (as defined in such agreement), including the provision for such payment in the event Mr. Zuerblis' employment with the Company is terminated under certain circumstances. Following such change in control any unvested options, except for the 100,000 options granted to Mr. Zuerblis in July 2000 which are not subject to this agreement, held by Mr. Zuerblis would vest and become exercisable if his employment with the Company is terminated under certain circumstances following such change in control. The term of this agreement is for three years. Prior to a change in control of the Company, the agreement automatically renews on each successive anniversary for an additional three years, unless the Company gives Mr. Zuerblis 60 days notice prior to the anniversary date that it does not plan to renew such agreement.

     Jeffrey McGuire and Kenneth Zuerblis were each granted an option to purchase 100,000 shares of the Company's Common Stock at an exercise price of $44.75 per share in July 2000. Of the options granted to each of Dr. McGuire and Mr. Zuerblis, 50,000 shares will vest and become exercisable at a rate of 10,000 shares per year. The remaining 50,000 shares will each vest on the seventh anniversary of the date of grant if Dr. McGuire or Mr. Zuerblis, as the case may be, is employed by the Company at such date. Under the terms of options granted to Dr. McGuire and Mr. Zuerblis, in the event of change in control (as defined in Dr. McGuire's and Mr. Zuerblis' option agreement), other than a liquidation, a sale of at least 80% of the assets of the Company, or a merger in which of the Company is not the surviving entity, the 100,000 options granted to each of Dr. McGuire and Mr. Zuerblis will vest and become exercisable according to the terms of the option agreement as if the change in control had not occurred. However, with respect to the 50,000 shares which vest on the seventh anniversary of the date of grant, if a change in control in which the Company liquidates, sells at least 80% of its assets, or merges with another company and is not the surviving corporation occurs prior to July 31, 2007, and the Company's shareholders receive at least $100 per share in connection with the change in control, the option will vest upon the change in control if Dr. McGuire or Mr. Zuerblis, as the case may be, is still employed by the Company on such date, or, in the event that Dr. McGuire or Mr. Zuerblis, as the case may be, is not still employed by the Company on such date, if Dr. McGuire's or Mr. Zuerblis' termination was not voluntary or was not for cause. With respect to the shares which vest over a five year period, if a liquidation, a sale of at least 80% of the Company's assets, or, a merger in which the Company is not the surviving entity, occurs prior to July 31, 2005, the options will vest upon the change in control if Dr. McGuire or Mr. Zuerblis, as the case may be, is still employed by the Company on such date, or, in the event that Dr. McGuire or Mr. Zuerblis is not still employed by the Company on such date, if Dr. McGuire's or Mr. Zuerblis' termination was not voluntary or was not for cause.


     After the hiring of Arthur J. Higgins as Chief Executive Officer on May 31, 2001, the Company entered into employee retention agreements with several key employees (the "Key Employees") including Dr. McGuire and Mr. Zuerblis which provide such individuals with certain compensation and benefit arrangements under certain circumstances for the purpose of assuring the continued services and dedication of the Key Employees. In the event that the Company terminates the full-time employment of a Key Employee for any reason on or before May 30, 2002, except if such employment is terminated (i) by the Company for "cause" (as defined in the agreement), or (ii) voluntarily by such Key Employee for reasons other than for "good reason" (as defined in the agreement), such Key Employee shall be entitled to: (1) receive his base salary at the time of termination for twelve months after such termination; (2) participate (on a prorated basis) in the Company's bonus plan for the year in which termination occurs; and (3) medical and dental coverage for such Key Employee and his spouse and dependents for one year after such termination. The agreement also requires the Key Employees to maintain the confidentiality of Company information and assign inventions to the Company. The Key Employees are precluded from competing with the Company for one year after termination of full-time employment with the Company.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     During the fiscal year ended June 30, 2001, the Compensation Committee of the Board of Directors consisted of four non-employee directors. The Compensation Committee determines all compensation paid or awarded to the Company's officers, including the Named Executive Officers in the Summary Compensation Table.

Compensation Philosophy

     The philosophy of the Company's compensation programs is to enhance the Company's performance and stockholder value by aligning the financial interests of the Company's senior managers with those of its stockholders, while keeping the overall compensation package competitive. The compensation package for officers includes a number of components. The package is designed to align individual compensation with the short-term and long-term performance of the Company and is based on the following principles:

     o Pay for achievement of business and strategic objectives, measured on the Company's financial and operating performance and individual strategic, management and development goals.

     o Pay competitively, with compensation set at levels that will attract and retain key employees. The Company regularly reviews compensation surveys of companies in the biopharmaceutical industry and sets compensation levels based on the results of these reviews.

     o    Align compensation with interests of stockholders through equity.


     The compensation package for each of the named Executive Officers as well as other officers who are members of the Company's executive staff consists of four elements: (1) base salary, (2) performance-based incentive, (3) stock options, and (4) various other benefits. More specific information on each of these elements follows.


Base Salary

     The Compensation Committee aims to set base salaries at levels that are competitive with those paid to senior executives with comparable qualifications, experience and responsibilities at other companies in the pharmaceutical and biotechnology industries, including those companies making up the Nasdaq
Biotechnology Index line of the stock performance graph that appears in this proxy statement. The Compensation Committee believes that this is necessary to attract and retain the executive talent required to lead the Company, since the Company competes with a large number of companies in the biopharmaceutical industry, including large pharmaceutical companies, for executive talent. Salaries are reviewed annually and in connection with promotions. Industry, peer group and national survey results are considered in making salary determinations to align the Company's pay practices with other companies in the pharmaceutical and biotechnology industries. In addition to survey results, individual job performance is also considered in setting salaries. The Chief Executive Officer reviews members of the executive staff and makes recommendations to the Compensation Committee on salary, including salary increases, based on his judgment of the individual's performance. The Compensation Committee reviews these recommendations independently and approves, with any modifications it considers appropriate, the annual salary and salary increases.

Annual Incentive Compensation

     The Company maintains an incentive program that provides an opportunity for officers and employees to earn an incentive based upon the performance of both the Company and the individual (the "Performance Incentive Program"). The incentive potential is stated as a percentage of the officer's base salary and varies by position. Financial and individual performance goals are set at the start of the fiscal year and are based on business criteria specified in this program. Actual incentives are calculated at the end of the fiscal year based on goal performance. All executive staff had the same corporate goals. Other goals and weightings for each participant varied, depending on the participant's position and areas of responsibility and the participant's effect on the Company's performance.

Stock Options

     The Compensation Committee believes that stock options directly link the amounts earned by officers with the amount of appreciation realized by the Company's stockholders. Stock options also serve as a critical retention incentive. Stock options have always been viewed as a major means to attract and retain highly qualified executives and key personnel and have always been a major component of the compensation package, consistent with practices throughout the pharmaceutical and biotechnology industries. The Company's option programs are structured to encourage key employees to continue in the employ of the Company and motivate performance that will meet the long-term expectations of stockholders. In determining the size of any option award, the Compensation Committee considers the individual's past performance and potential, the position held by the individual and the individual's annual base salary compensation.

     The Compensation Committee considers and makes option grants to officers and all other employees once a year. Options may also be granted at other times during the year in connection with promotions or for new hires. Option grants to executive staff members are made under the Non-Qualified Plan with the exercise price equal to the last reported sale price of the Company's Common Stock on the date of grant and expire up to ten years after the date of the grant. Vesting on most options occurs ratably over a four to five year period, which is designed to encourage retention.


     In lieu of a stock option grant as a bonus under the Company's Performance Incentive Program for fiscal years 2000 and 2001, during July 2000 the
Compensation Committee granted each of Dr. McGuire and Mr. Zuerblis 100,000 options to purchase the Company's Common Stock at an exercise price of $44.75 per share. 50,000 of the shares underlying the options will vest and become exercisable over a five year period at a rate of 10,000 shares per year. The remaining 50,000 shares will vest on the seventh anniversary of the grant date if Dr. McGuire or Mr. Zuerblis, as the case may be, is still employed at the Company. The vesting and exercisability of such shares will accelerate if the last sale price of the Company's Common Stock exceeds $100 per share for at least twenty consecutive trading days as reported by the Nasdaq National Market during a time in which Dr. McGuire or Mr. Zuerblis, as the case may be, is employed by the Company.


Other Benefits

     Executive staff members participate in various medical, dental, life, disability and benefit programs that are generally made available to all salaried employees.

CEO Compensation


     Arthur J. Higgins became President and Chief Executive Officer of the Company in May 2001. His employment agreement calls for a base salary of $500,000. While Mr. Higgins was not eligible for a bonus for the fiscal year ended June 30, 2001, his contract does provide for a bonus of between 0 and 200% of his base salary with a target of 100% of his base salary in future years. Mr. Higgins' contract calls for a minimum bonus of $750,000 for fiscal 2002. These compensation levels were based on Mr. Higgins extensive prior experience as a senior executive in a major multinational pharmaceutical company and the compensation paid to chief executive officers with similar credentials. Mr. Higgins was granted an option to purchase 400,000 shares of Common Stock at a per share exercise price of $70.00 under the Non-Qualified Plan, of which 200,000 shares vested on May 31, 2001 and the remaining shares vest and become exercisable as to 50,000 shares on the first, second, third and fourth anniversary of May 31, 2001. In addition, Mr. Higgins will receive an additional option to purchase 400,000 shares of Common Stock on December 3, 2001, when he assumes the position of Chairman of the Board of Directors. Such option vests and becomes exercisable as to 100,000 shares on December 3, 2002 and the first, second and third anniversaries of such date. Notwithstanding the foregoing, all unvested options granted to Mr. Higgins shall immediately vest and become exercisable when the last reported sale price of a share of Enzon's Common Stock is at least $100.00 as reported on the Nasdaq National Market for at least twenty consecutive trading days, provided that Mr. Higgins is then employed by Enzon on a full-time basis as its President and Chief Executive Officer. All options under Mr. Higgins' employment agreement were granted or will be granted at the last reported sales price of the Company's Common Stock on the date of grant. In addition, Mr. Higgins was granted 25,000 shares of restricted Common Stock, which will vest as to 5,000 shares per year over the next five years beginning on May 31, 2002.


     The annual salary of $367,500 and the bonus awarded to the Company's former President and Chief Executive Officer, Peter G. Tombros, for the fiscal year ended June 30, 2001 were based on Mr. Tombros' extensive prior experience as a senior executive of a major multinational pharmaceutical firm and the compensation paid to chief executive officers with similar credentials at comparable biotech companies. The bonus paid to Mr. Tombros under the Company's Performance Incentive Program was based on many factors including increasing the awareness of the Company in the financial community, the strengthening of the Company's financial position, as well as the progress made by the Company and its partners on products in the Company's development pipeline.

     During August 2000 the Compensation Committee granted Mr. Tombros, the Company's former President and Chief Executive Officer, as part of a new employment agreement, an option to purchase 100,000 shares of Common Stock at an exercise price of $50.625 per share. These options will vest and become exercisable only if at any time on or before June 30, 2003 the last reported sale price of the Company's Common Stock exceeds $100 per share for at least twenty consecutive trading days as reported by the Nasdaq National Market or upon certain change in control events (as defined in Mr. Tombros' employment agreement).


                                              THE COMPENSATION COMMITTEE
                                              Rolf A. Classon, Chairman
                                              David S. Barlow
                                              Dr. Rosina B. Dixon
                                              Randy H. Thurman

                  REPORT OF THE FINANCE AND AUDIT COMMITTEE OF
                             THE BOARD OF DIRECTORS

     The Company's Finance and Audit Committee consists of three independent members of the Board of Directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Board of Directors adopted a written charter for the Audit Committee on June 7, 2000 and the Finance and Audit Committee reviewed and reassessed the adequacy of such charter on September 25, 2001 and determined that the charter is adequate.


     The primary purpose of the Finance and Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements and the Company's legal compliance and ethics programs as established by management and the Board of Directors.


     The Finance and Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2001 with management. Furthermore, the Finance and Audit Committee has discussed with the Company's independent auditors, KPMG LLP, the matters required to be discussed by SAS 61. Also, the Finance and Audit Committee has received the written disclosures and letter from KPMG required by Independence Standards Board Standard No. 1 and has discussed with KPMG such auditing firm's independence. Based on these reviews and discussions the Finance and Audit Committee recommended that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001, the last fiscal year for filing such annual report with the U.S. Securities and Exchange Commission.

                                         THE FINANCE AND AUDIT COMMITTEE
                                         Robert LeBuhn, Chairman
                                         David S. Barlow
                                         Rolf A. Classon

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     The graph below summarizes the total cumulative return experienced by the Company's stockholders from June 30, 1996 through June 30, 2001, compared to the Nasdaq National Market-US Index and the Company's Peer Group index, the Nasdaq Biotechnology Index. The changes for the periods shown in the graph and table below are based on the assumption that $100 had been invested in the Company's Common Stock and in each index below on June 30, 1996.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
       AMONG ENZON, INC., THE NASDAQ NATIONAL MARKET INDEX AND PEER GROUPS

                                                 Cumulative Total Return
                              -----------------------------------------------------------------
                               6/96       6/97        6/98       6/99       6/00         6/01
                              ------     ------      ------     ------    --------     --------
ENZON, INC.                   100.00      64.29      182.14     591.07    1,214.29     1,785.71
NASDAQ STOCK MARKET (U.S.)    100.00     121.60      160.06     230.22      340.37       184.51
NASDAQ BIOTECHNOLOGY          100.00     104.93      107.64     172.13      412.90       343.89

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of October 25, 2001 concerning stock ownership of all persons known by the Company to own beneficially 5% or more of the outstanding shares of the Company's voting stock, each director, each executive officer named in the Summary Compensation Table and all executive officers and directors of the Company as a group:

                                                                   Percentage of
              Directors, Officers or            Number of          Voting Stock
                5% Stockholders(1)              Shares(2)         Outstanding(3)
                ------------------              ---------         --------------
Arthur J. Higgins                             [225,000](4)              *
Randy H. Thurman                              [126,378](5)              *
Rolf A. Classon                                [46,659](6)              *
David S. Barlow                                [41,476](7)              *
Dr. Rosina B. Dixon                           [153,672](8)              *
Dr. David W. Golde                             [84,592](9)              *
Robert LeBuhn                                 [113,335](10)             *
Dr. Jeffrey McGuire                            [54,074](11)             *
Kenneth J. Zuerblis                           [100,794](12)             *
Janus Capital Corporation                   [4,761,410](13)           [10.1%]
Thomas Bailey
  100 Fillmore Street
  Denver, Colorado  80206
Putnam Investment Management, Inc.          [2,870,668](14)            [6.3%]
  One Post Office Square
  Boston, MA  02109
All Executive Officers and Directors          [945,980](15)            [2.2%]
      as a group (nine persons)

----------
*    Less than one percent.

(1) The address of all current executive officers and directors listed above is in the care of the Company.

(2) All shares listed are Common Stock. Except as discussed below, none of these shares are subject to rights to acquire beneficial ownership, as specified in Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended, and the beneficial owner has sole voting and investment power, subject to community property laws where applicable.

(3) Gives effect to [42,499,659] shares of Common Stock and [7,000] shares of Series A Preferred Stock which were issued and outstanding as of October 25, 2001. Generally, the Series A Preferred Stock and Common Stock will vote as one class of stock. Each share of Common Stock and each share of Series A Preferred Stock is entitled to one vote. The percentage of voting stock outstanding for each stockholder is calculated by dividing (i) the number of shares of Common Stock deemed to be beneficially held by such stockholder as of October 25, 2001 by (ii) the sum of (A) the number of shares of Common Stock outstanding as of October 25, 2001 plus (B) the number of shares of Series A Preferred Stock outstanding as of October 25, 2001 plus (C) the number of shares of Common Stock issuable upon exercise of options held by such stockholder which were exercisable as of October 25, 2001 or which will become exercisable within 60 days after October 25, 2001.

(4) Includes 200,000 shares subject to options which were exercisable as of October 25, 2001 or which will become exercisable within 60 days after October 25, 2001 and 25,000 shares of restricted Common Stock which vest as to 5,000 shares per year commencing May 31, 2002.

(5) Includes [110,000] shares subject to options which were exercisable as of October 25, 2001 or which will become exercisable within 60 days after October 25, 2001.

(6) Includes [40,000] shares subject to options which were exercisable as of October 25, 2001 or which will become exercisable within 60 days after October 25, 2001.

(7) Includes [29,996] shares subject to options which were exercisable as of October 25, 2001 or which will become exercisable within 60 days after October 25, 2001.

(8) Includes [126,664] shares subject to options which were exercisable as of October 25, 2001 or which will become exercisable within 60 days after October 25, 2001, 500 shares held by Dr. Dixon's husband and 100 shares held by Dr. Dixon's son. Dr. Dixon disclaims beneficial ownership as to shares held by her husband and son.

(9) Includes [45,320] shares subject to options which were exercisable as of October 25, 2001 or which will become exercisable within 60 days after October 25, 2001, 32,500 shares held by a retirement trust for Dr. Golde's benefit, 2,600 shares held by a separate trust for Dr. Golde's daughter, 3,000 shares held by a trust for the benefit of Dr. Golde, and 1,000 shares beneficially owned by Dr. Golde's wife.

(10) Includes [96,664] shares subject to options which were exercisable as of October 25, 2001 or which will become exercisable within 60 days after October 25, 2001.


(11) Includes [51,600] shares subject to options which were exercisable as of October 25, 2001, or which will become exercisable within 60 days after October 25, 2001 and 2,072 shares held through Dr. McGuire's 401k account.


(12) Includes [93,500] shares subject to options which were exercisable as of October 25, 2001 or which will become exercisable within 60 days after October 25, 2001, 600 shares owned by Mr. Zuerblis' IRA and 4,094 shares held through Mr. Zuerblis' 401k account.

(13) The information concerning the stock ownership of the Janus Capital Corporation and Thomas Bailey was obtained from a Schedule 13G filed with the Securities and Exchange Commission on July 11, 2001. Janus Capital Corporation has sole voting and dispositive power over 4,761,410 shares of Common Stock. Thomas Bailey, President and Chairman of the Board of Janus Capital Corporation, owns approximately 6.2% of Janus Capital Corporation and therefore he may be deemed to exercise control of Janus Capital Corporation.

(14) The information concerning the stock ownership of Putnam Investment Management, Inc. was obtained from a Schedule 13F filed with the Securities and Exchange Commission for the period ended June 30, 2001.

(15) Includes all shares owned beneficially by the directors and executive officers named in the Summary Compensation Table.

                          PROPOSAL NO. 2 - APPROVAL OF
                 PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE
              OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK

     At present the Company is authorized to issue 60,000,000 shares of Common Stock, $.01 par value per share and 3,000,000 shares of Preferred Stock, $.01 par value per share. As of [October 12], 2001, there were [7,000] shares of Preferred Stock designated as Series A Preferred Stock outstanding. Also as of that date, there were [42,499,659] shares of Common Stock outstanding and [2,760,867] shares reserved for issuance pursuant to various outstanding options to purchase Common Stock, [930,995] shares reserved for additional options which may be granted under the Non-Qualified Plan, [30,255] shares reserved for issuance upon conversion of the Series A Preferred Stock outstanding, and [5,635,390] shares reserved for issuance upon conversion of the Company's 4.5% Convertible Subordinated Notes due 2008. Thus, as of [October 12], 2001, [8,142,834] shares of Common Stock were available for issuance.

     The Board of Directors believes that it is in the best interest of the Company to increase the authorized number of shares of Common Stock from 60,000,000 to 90,000,000. The Company may need to issue additional shares of Common Stock to consummate strategic acquisitions, technology or product licensing agreements, implement additional management or employee incentive programs or obtain additional financing. On September 7, 2001, the Board of Directors voted to submit to a vote of stockholders an amendment to the Certificate of Incorporation increasing the authorized Common Stock. The Company has no present agreement, commitment, plan or intent to issue any of the additional shares provided for in this Proposal.

     If this Proposal is approved the additional authorized Common Stock as well as the currently authorized but unissued Common Stock would be available for issuance in the future for such corporate purposes as the Board of Directors deems advisable from time to time without further action by the stockholders, unless such action is required by applicable law or by the rules of Nasdaq or of any stock exchange upon which the Company's shares may then be listed.

     The  Company's  Common  Stock is  currently  quoted on the Nasdaq  National
Market. One of the non-quantitative maintenance criteria for National Market System securities requires stockholder approval for the establishment of certain plans or arrangements by the Company or the issuance of designated securities by the Company. This criterion provides that, for so long as the Company's Common Stock is included in Nasdaq, stockholder approval will be required for (i) the establishment of a stock option or purchase plan or other arrangement made pursuant to which stock may be acquired by officers or directors, except for warrants or rights issued generally to security holders of the Company or broadly based plans or arrangements including other employees, and certain de minimus issuances thereunder or issuances to induce individuals to enter employment contracts; (ii) the issuance of securities which will result in a change of control of the issuer; (iii) the issuance of securities in connection with the acquisition of the stock or assets of another company (a) if any director, officer or substantial stockholder of the Company has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of Common Stock or securities convertible into or exercisable for Common Stock, could result in an increase in outstanding Common Shares or voting power of 5% or more, or (b) where the present or potential issuance of Common Stock, or securities convertible into or exercisable for Common Stock, other than a public offering for cash, if the Common Stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for Common Stock, or the number of shares of Common Stock to be issued is or will be equal to or in excess of 20% of the number of shares of Common Stock outstanding before the issuance of stock or securities; or (iv) in connection with a transaction, other than a public offering, involving (x) the issuance of Common Stock, or securities convertible into or exercisable for Common Stock, at a price less than the greater of book or market value, which together with sales by officers, directors or substantial stockholders of the Company, equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance, or (y) the sale or issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

     The additional authorized shares of Common Stock resulting from this Proposal would be the same as the existing shares of Common Stock. All outstanding Common Stock would continue to have one vote per share. Stockholders of the Company do not presently have preemptive rights nor will they as a result of the Proposal.

     Authorized  shares of Common  Stock in excess of those  shares  outstanding
(including, if authorized, the additional Common Stock provided for in this Proposal) will remain available for general corporate purposes, may be privately placed and can be used to make a change in control of the Company more difficult. Under certain circumstances, the Board of Directors could create impediments to, or frustrate persons seeking to effect a takeover or transfer in control of the Company by causing such shares to be issued to a holder or holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and its stockholders, but in which unaffiliated stockholders may wish to participate. In these circumstances the Board of Directors could issue authorized shares of Common Stock to a holder or holders which when voted together with the shares held by members of the Board of Directors and the executive officers and their families could prevent the 66-2/3% stockholder vote required by the Company's Certificate of Incorporation to eliminate the Company's classified or "staggered" Board of Directors. Furthermore, the existence of such shares might have the effect of discouraging any attempt by a person, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company, since the issuance of such shares could dilute the Company's book value per share and the Common Stock ownership of such person. One of the effects of the Proposal, if approved, might be to render the accomplishment of a tender offer more difficult. This may be beneficial to management in a hostile tender offer, thus having an adverse impact on stockholders who may want to participate in such tender offer.

     It should be noted that subject to the limitations discussed above, all of the types of Board action described in the preceding paragraph can currently be taken and that the power of the Board of Directors to take such actions would not be enhanced by this Proposal, although this Proposal would increase the number of shares of Common Stock that are subject to such action.

     This Proposal, the Company's authorized but unissued Preferred Stock, the Company's classified Board of Directors, the change in control agreement the Company has with one of its executive officers and the change in control provisions in the employment agreement of the Companny's President and Chief Executive Officer may generally be classified as "anti-takeover" measures and may each, or in conjunction with each other, discourage attempted takeovers of the Company which are not approved by the Board of Directors. The Company does not believe that any other provision of its current Certificate of Incorporation or By-Laws are intended or would have the effect of discouraging or making more difficult the acquisition of control of the Company.

     If the Proposal is approved and the Amendment becomes effective, the first sentence of Article 4 of the Company's Certificate of Incorporation, which sets forth the Company's presently authorized capital stock, will be amended to read in its entirety as follows:

     "The total number of shares of capital stock which the Corporation shall have authority to issue is 93,000,000 shares, of which 90,000,000 shares shall be Common Stock, par value $.01 per share, and 3,000,000 shares shall be Preferred Stock, par value $.01 per share."

     The Board of Directors recommends a vote FOR approval of an amendment to the Company's Certificate of Incorporation to increase the authorized shares of Common Stock from 60,000,000 to 90,000,000 (Proposal No. 2 on the proxy card).

                             PROPOSAL NO. 3 APPROVAL
                        OF THE 2001 INCENTIVE STOCK PLAN

General


     In September and October 2001, the Board of Directors and the Compensation Committee adopted the 2001 Incentive Stock Plan (the "2001 Incentive Stock Plan"), subject to stockholder approval. The 2001 Incentive Stock Plan provides for the grant of stock options and other stock-based awards to employees, officers, consultants, independent contractors and directors providing services to Enzon and its subsidiaries as determined by the Board of Directors or by a committee of directors designated by the Board of Directors to administer the 2001 Incentive Stock Plan. If the 2001 Incentive Stock Plan is approved by stockholders, Enzon intends to continue to grant options under the existing Non-Qualified Plan until all shares reserved under such plan have been granted. This includes grants to Independent Directors pursuant to the formula set forth in the Non-Qualified Plan. In the future, when all the shares reserved for issuance under the Non-Qualified Plan have been granted, Enzon intends to issue options to Independent Directors under the 2001 Incentive Stock Plan. Additionally, if the 2001 Incentive Stock Plan is approved by stockholders, as of January 1, 2002, Enzon will no longer grant shares of Common Stock to Independent Directors under the Independent Directors' Stock Plan. Instead the Independent Directors will receive grants of shares of Common Stock under the 2001 Incentive Stock Plan. Enzon intends to file a registration statement on Form S-8 covering the securities to be issued under the 2001 Incentive Stock Plan.


     The following summary of the 2001 Incentive Stock Plan is qualified in its entirety by reference to the full text of the 2001 Incentive Stock Plan, which is attached to this Proxy Statement as Exhibit A.

Summary of the 2001 Incentive Stock Plan

     Purpose. The purpose of the 2001 Incentive Stock Plan is to promote the interests of Enzon and its stockholders by aiding Enzon in attracting and retaining employees, officers, consultants, independent contractors and non-employee directors capable of contributing to the future success of Enzon, to offer such persons incentives to put forth maximum efforts for the success of Enzon's business and to afford such persons an opportunity to acquire a proprietary interest in Enzon. The Compensation Committee believes that stock based compensation directly links the amount earned by employees with the amount of appreciation realized by the Company's stockholders.

     Administration. The Compensation Committee has been designated by the Board of Directors to administer the 2001 Incentive Stock Plan. The Compensation Committee will have full power and authority to determine when and to whom awards will be granted and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2001 Incentive Stock Plan. Subject to the provisions of the 2001 Incentive Stock Plan, the Compensation Committee may amend or waive the terms and conditions of an outstanding award. The Compensation Committee will have full authority to interpret the 2001 Incentive Stock Plan and establish rules and regulations for the administration of the 2001 Incentive Stock Plan. The Compensation Committee may delegate to one or more directors or officers, or a committee of directors or officers, or the Board of Directors may exercise, the Compensation Committee's powers and duties under the 2001 Incentive Stock Plan.

     Eligibility. Any employee, officer, consultant, independent contractor or director providing services to Enzon and its subsidiaries will be eligible to be selected by the Compensation Committee to receive awards under the 2001 Incentive Stock Plan. As of October 25, 2001, there were approximately [106] persons who were eligible as a class to be selected by the Compensation Committee to receive awards under the 2001 Incentive Stock Plan.

     Number of Shares. The 2001 Incentive Stock Plan provides for the issuance of up to 2,000,000 shares of Common Stock, subject to adjustment in the event of a stock dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, issuance of warrants or other rights to purchase shares of Common Stock or other securities of Enzon to all holders of Common Stock pro rata whether as a dividend or otherwise or other similar changes in the corporate structure or stock of Enzon. Shares of Common Stock subject to awards under the 2001 Incentive Stock Plan which are not used or are forfeited because the terms and conditions of the awards are not met, or because the award terminates without delivery of any shares, may again be used for awards (other than Incentive Stock Options) under the 2001 Incentive Stock Plan. Shares of Common Stock used by a participant as full or partial payment to Enzon of the purchase price relating to an award, or in connection with the satisfaction of tax obligations relating to an award, will also be available for awards under the 2001 Incentive Stock Plan. The shares of Common Stock issued under the 2001 Incentive Stock Plan may be authorized but unissued shares or shares acquired on the open market or otherwise. The last reported sale price of Enzon's Common Stock as reported by Nasdaq National Market on October [12], 2001, was [$59.12].

     No participant may be granted stock options and any other award, the value of which is based solely on an increase in the price of the Common Stock, of more than 1,000,000 shares in the aggregate in any calendar year.

     Types of Awards and Certain Terms and Conditions. The types of awards that may be granted under the 2001 Incentive Stock Plan are stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalents, other stock grants, other stock-based awards and any combination thereof. The 2001 Incentive Stock Plan provides that all awards are to be evidenced by written agreements containing the terms and conditions of the awards. The Compensation Committee may not amend or discontinue any outstanding award without the consent of the holder of the award if such action would adversely affect the rights of the holder. Except as provided by the 2001 Incentive Stock Plan, awards (other than Other Stock Grants, as defined in the 2001 Incentive Stock Plan) will not be transferable other than to (1) family members (as determined by the Compensation Committee), (2) by will or (3) by the laws of descent and distribution. During the lifetime of a participant, an award may be exercised only by the participant to whom such award is granted or a permitted assignee. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Compensation Committee or required by law. Generally, the consideration to be received by Enzon for the grant of awards under the 2001 Incentive Stock Plan will be the participant's past, present or expected future contributions to Enzon.


     Stock Options. Incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code ("Incentive Stock Options") and non-qualified options may be granted under the 2001 Incentive Stock Plan. The Compensation Committee will determine the exercise price of any option granted under the 2001 Incentive Stock Plan, provided however that the exercise price of options will not be less than the fair market value of the Common Stock on the date of grant. The term of the option will be determined by the Compensation Committee, but shall in no event exceed 10 years from the date on which such option was granted. Stock options will be exercisable at such times as the Compensation Committee determines. Stock options may be exercised in whole or in part by payment in full of the exercise price in cash or such other form of consideration as the Compensation Committee may specify, including delivery of shares of Common Stock having a fair market value on the date of exercise equal to the exercise price. The Compensation Committee may grant reload options when a participant pays the exercise price or tax withholding upon exercise of an option by using shares of Common Stock. The reload option would be for that number of shares surrendered or withheld.


     Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights exercisable at such times and subject to such conditions or restrictions as the Compensation Committee may determine. Upon exercise of a stock appreciation right by a holder, the holder is entitled to receive the excess of the fair market value of one share of Common Stock on the date of exercise over the fair market value of one share of Common Stock on the date of grant. The payment may be made in cash or shares of Common Stock, or other form of payment, as determined by the Compensation Committee.

     Restricted Stock and Restricted Stock Units. The Compensation Committee may grant shares of restricted stock and restricted stock units subject to such restrictions and terms and conditions as the Compensation Committee may impose. Shares of restricted stock granted under the 2001 Incentive Stock Plan will be evidenced by stock certificates, which will be held by Enzon, and the Compensation Committee may, in its discretion, grant voting and dividend rights with respect to such shares. No shares of stock will be issued at the time of award of restricted stock units. A restricted stock unit will have a value equal to the fair market value of one share of Common Stock and may include, if so determined by the Compensation Committee, the value of any dividends or other rights or property received by stockholders after the date of grant of the restricted stock unit. The Compensation Committee has the right to waive any vesting requirements or to accelerate the vesting of restricted stock or restricted stock units.

     Dividend Equivalents. The Compensation Committee may grant dividend equivalents under which a holder shall be entitled to receive payments, in cash, Common Stock, other securities or other property, equivalent to the amount of cash dividend paid by Enzon to holders of Common Stock with respect to a number of shares of Common Stock determined by the Compensation Committee. The Compensation Committee will determine the terms and conditions of such dividend equivalents.

     Performance Awards. A performance award will entitle the holder to receive payments upon the achievement of specified performance goals. The Compensation Committee will determine the terms and conditions of a performance award, including the performance goals to be achieved during the performance period, the length of the performance period and the amount and form of payment of the performance award. A performance award may be denominated or payable in cash, shares of stock or other securities, or other awards or property.

     Other Stock Grants. The Compensation Committee may otherwise grant shares of Common Stock as are deemed by the Compensation Committee to be consistent with the purpose of the 2001 Incentive Stock Plan. The Compensation Committee will determine the terms and conditions of such other stock grant.

     Other Stock-Based Awards. The Compensation Committee may grant other awards denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock as are deemed by the Compensation Committee to be consistent with the purpose of the 2001 Incentive Stock Plan. The Compensation Committee will determine the terms and conditions of such other stock-based award, including the consideration to be paid for shares of Common Stock or other securities delivered pursuant to a purchase right granted under such award. The value of such consideration shall be the fair market value of such shares or other securities as of the date such purchase right is granted.

     Duration, Termination and Amendment. Unless earlier discontinued or terminated by the Board of Directors, no awards may be granted under the 2001 Incentive Stock Plan ten years after the effective date of the 2001 Incentive Stock Plan. The 2001 Incentive Stock Plan permits the Board of Directors to amend, alter, suspend, discontinue or terminate the 2001 Incentive Stock Plan at any time, except that prior stockholder approval will be required for any amendment to the 2001 Incentive Stock Plan that requires stockholder approval under the rules or regulations of the Nasdaq Stock Marketsm or any securities exchange that are applicable to Enzon.

Federal Tax Consequences

     The following is a summary of the principal federal income tax consequences generally applicable to awards under the 2001 Incentive Stock Plan.

     Stock Options and Stock Appreciation Rights. The grant of an option or stock appreciation right is not expected to result in any taxable income for the recipient. The holder of an Incentive Stock Option generally will have no taxable income upon exercising the Incentive Stock Option (except that a liability may arise pursuant to the alternative minimum tax), and Enzon will not be entitled to a tax deduction when an Incentive Stock Option is exercised. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and Enzon will be entitled at that time to a tax deduction for the same amount. Upon exercising a stock appreciation right, the amount of any cash received and the fair market value on the exercise date of any shares of Common Stock received are taxable to the recipient as ordinary income and deductible by Enzon. The tax consequence to an optionee upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an Incentive Stock Option or by exercising a non-qualified stock option or stock appreciation right. Generally, there will be no tax consequence to Enzon in connection with disposition of shares acquired under an option, except that Enzon may be entitled to a tax deduction in the case of a disposition of shares acquired under an Incentive Stock Option before the applicable Incentive Stock Option holding periods set forth in the Internal Revenue Code have been satisfied.

     Other Awards. With respect to other awards granted under the 2001 Incentive Stock Plan that are payable either in cash or shares of Common Stock that are either transferable or not subject to substantial risk of forfeiture, the holder of such an award must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares of Common Stock received (determined as of the date of such receipt) over (b) the amount (if any) paid for such shares of Common Stock by the holder of the award, and Enzon will be entitled at that time to a deduction for the same amount. With respect to an award that is payable in shares of Common Stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to the Internal Revenue Code, the holder of the award must recognize ordinary income equal to the excess of (i) the fair market value of the shares of Common Stock received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for such shares of Common Stock by the holder, and Enzon will be entitled at that time to a tax deduction for the same amount.

     Satisfaction of Tax Obligations. Under the 2001 Incentive Stock Plan, the Compensation Committee may permit participants receiving or exercising awards, subject to the discretion of the Compensation Committee and upon such terms and conditions as it may impose, to surrender shares of Common Stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant) to Enzon to satisfy federal and state tax obligations. In addition, the Compensation Committee may grant, subject to its discretion, a cash bonus to a participant in order to provide funds to pay all or a portion of federal and state taxes due as a result of the exercise or receipt of (or lapse of restrictions relating to) an award. The amount of any such bonus will be taxable to the participant as ordinary income, and Enzon will have a corresponding deduction equal to such amount (subject to the usual rules concerning reasonable compensation).

     Section 162(m) Requirements. The 2001 Incentive Stock Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code regarding the deductibility of executive compensation.

     The Board of Directors recommends a vote FOR the 2001 Incentive Stock Plan as proposed. (Proposal No. 3 on the proxy card).

                     PROPOSAL NO. 4 RATIFICATION OF AUDITORS

     On September 6, 2001, the Finance and Audit Committee of the Board of Directors, pursuant to authority granted by the Board of Directors, approved the retention of KPMG LLP ("KPMG"), independent certified public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2002. KPMG served as auditor of the consolidated financial statements of the Company for the fiscal years ended June 30, 2001, 2000, and 1999. Representatives of KPMG are expected to be present at the Annual Meeting and will have the opportunity to make a statement should they desire to do so. Such representatives are also expected to be available to respond to questions.

Audit Fees

     The aggregate fees billed by KPMG in connection with its audit of the Company's annual financial statements for the fiscal year 2001 and its review of the financial statements included in the Company's Form 10-Qs during fiscal year 2001 was $60,400.

Financial Information Systems Design and Implementation Fees

     The Company did not engage KPMG to provide services for the Company regarding financial information systems design and implementation during fiscal year 2001.

All Other Fees

     KPMG billed the Company fees totaling $165,582 for all other services performed during fiscal year 2001 which related to tax consulting and compliance; the Company's June 2001 offering of 4 1/2% convertible notes; services related to selection of a new financial reporting system and various technical accounting consultations. The Finance and Audit Committee has considered whether the provision of all other services by KPMG is compatible with maintaining KPMG's independence and concluded that KPMG is "independent".

     The Board of Directors recommends a vote FOR ratification of the selection of KPMG, independent certified public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2002 (Proposal No. 4 on the Proxy Card).

                          ANNUAL REPORT TO STOCKHOLDERS

     The Company's Annual Report to Stockholders for the fiscal year ended June 30, 2001 accompanies this Proxy Statement.

                             STOCKHOLDERS' PROPOSALS

     It is  anticipated  that  the  Company's  fiscal  2002  Annual  Meeting  of
Stockholders will be held on or about December 3, 2002. Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the 2002 Annual Meeting of Stockholders of the Company must be received at the Company's principal executive offices (i) not later than July 6, 2002 or (ii) in the event the date of the 2002 Annual Meeting changes by more than 30 days from December 3, 2002, a reasonable time before the Company mails its proxy materials for the 2002 Annual Meeting. Such proposals must meet the other requirements established by the Securities and Exchange Commission for stockholder proposals. If the Company does not receive notice of any matter that is to come before the stockholders at the 2002 Annual Meeting of Stockholders on or before (i) September 17, 2002, which corresponds to forty-five days before the date on which the Company first mailed this proxy statement, or (ii) in the event the date of the 2002 Annual Meeting changes by more than 30 days from December 3, 2002, a reasonable time before the Company mails its proxy materials for the 2002 Annual meeting, the proxy for the 2002 Annual Meeting of Stockholders may, pursuant to Rule 14a-4(c) of the Proxy Rules under the Securities Exchange Act of 1934, confer discretionary authority to vote on the matters presented.

                                     GENERAL

     The cost of soliciting proxies will be borne by the Company. In addition to mailing, proxies may be solicited by personal interview, telephone and telegraph, and by directors, officers and regular employees of the Company, without special compensation therefor. The Company expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Company's Common Stock.

     Unless contrary instructions are indicated on the proxy card, all shares of Common Stock or Series A Preferred Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the election of the nominees for directors named herein and FOR Proposal No. 2, Proposal No. 3 and Proposal No. 4.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by filing with the Secretary of the Company written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares of Common Stock or Series A Preferred Stock or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy unless the stockholder votes his or her shares of Common Stock or Series A Preferred Stock in person at the Annual Meeting. Any notice revoking a proxy should be sent to the Secretary of the Company, Kenneth
J. Zuerblis, at Enzon, Inc., 20 Kingsbridge Road, Piscataway, New Jersey 08854.

     The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of Common Stock or Series A Preferred Stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of Common Stock or Series A Preferred Stock will be voted in accordance with the specification so made.

     Please complete, sign and date the enclosed proxy card, which is revocable as described herein, and mail it promptly in the enclosed postage-paid envelope.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING PROXY CARD, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                                       By order of the Board of Directors,


                                       Kenneth J. Zuerblis, Corporate Secretary

Piscataway, New Jersey
October __, 2001

                                    Exhibit A


                                   ENZON, INC.

Section 1. Purpose

     The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and Non-Employee Directors capable of contributing to the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

Section 2. Definitions

     As used in the Plan, the following terms shall have the meanings set forth below:

     1. "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

     2. "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Other Stock Grant or Other Stock-Based Award granted under the Plan.

     3. "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

     4. "Board" shall mean the Board of Directors of the Company.

     5. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

     6. "Committee" shall mean a committee of Directors designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan by the Committee to qualify under Rule 16b-3, and each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of
     Section  162(m)  of  the  Code.  The  Company  expects  to  have  the  Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

     7. "Company" shall mean Enzon, Inc., a Delaware corporation, and any successor corporation.

     8. "Director" shall mean a member of the Board, including Non-Employee Directors.

     9. "Dividend Equivalent" shall mean any right granted under Section 6(E) of the Plan.

     10. "Eligible Person" shall mean any employee, officer, consultant, independent contractor or Director (including any Non-Employee Director) providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person.

     11. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     12. "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date shall be, if the Shares are then traded on the Nasdaq National Market, the last reported sale price of one Share as reported on the Nasdaq National Market on such date or, if the Nasdaq National Market is not open for trading on such date, on the most recent preceding date when it is open for trading.

     13. "Family Members" shall be those persons related to a participant as determined by the Committee.

     14. "Incentive Stock Option" shall mean an option granted under Section 6A of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

     15. "Non-Employee Director" shall have the meaning ascribed in Rule 16b-3 promulgated under the Exchange Act or any successor provision.

     16. "Non-Qualified Stock Option" shall mean an option granted under Section 6A of the Plan that is not intended to be an Incentive Stock Option.

     17. "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

     18. "Other Stock Grant" shall mean any right granted under Section 6F of the Plan.

     19. "Other Stock-Based Award" shall mean any right granted under Section 6G of the Plan.

     20. "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

     21. "Performance Award" shall mean any right granted under Section 6D of the Plan.

     22.   "Person"  shall  mean  any  individual,   corporation,   partnership,
     association or trust.

     23. "Plan" shall mean the Enzon, Inc. 2001 Incentive Stock Plan, as amended from time to time, the provisions of which are set forth herein.

     24. "Plan Year" shall mean a consecutive 12-month period ending on December 31 of each year.

     25. "Reload Option" shall mean any Option granted under Section 6A(5) of the Plan.

     26. "Restricted Stock" shall mean any Shares granted under Section 6C of the Plan.

     27. "Restricted Stock Unit" shall mean any unit granted under Section 6C of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

     28. "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

     29. "Share" or "Shares" shall mean shares of common stock, $0.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4C of the Plan.

     30. "Stock Appreciation Right" shall mean any right granted under Section 6B of the Plan.

Section 3. Administration

     A. Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments, or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Award or the lapse of restrictions relating to any Award; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, promissory notes, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, promissory notes, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

     B. Delegation. The Committee may delegate its powers and duties under the Plan to one or more Directors or officers of the Company, or to a committee of Directors or officers, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

     C. Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4. Shares Available for Awards

     A. Shares Available. Subject to adjustment as provided in Section 4C of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 2,000,000; provided that, any Shares with respect to which Awards may be issued, but are not issued, under the Plan in any Plan Year shall be carried forward and shall be available to be covered by Awards issued in any subsequent Plan Year in which Awards may be issued under the Plan. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares acquired in the open market or otherwise. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 2,000,000 shares subject to adjustment as provided in the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

     B. Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

     C. Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, issuance of warrants or other rights to purchase Shares or other securities of the Company to all holders of common stock pro rata whether as a dividend or otherwise or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

     D. Award Limitations Under the Plan. No Eligible Person may be granted any Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 1,000,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

Section 5. Eligibility.

     Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6. Awards

     A. Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

          1. Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

          2. Option Term. The term of each Option shall be fixed by the Committee, but, shall in no event exceed 10 years from the date on which such Option is granted.

          3. Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

          4. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

          (a) The aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall not exceed $100,000.

          (b) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the shareholders of the Company.

          (c) Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.

          (d) The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Inventive Stock Option.

          (e) Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

          5. Reload Options. The Committee may grant Reload Options, separately or together with another Option, pursuant to which, subject to the terms and conditions established by the Committee, the Participant would be granted a new Option when the payment of the exercise price of a previously granted option is made by the delivery of Shares owned by the Participant pursuant to Section 6A(3) hereof or the relevant provisions of another plan of the Company, and/or when Shares are tendered or withheld as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of an Option, which new Option would be an Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares so provided as consideration upon the exercise of the previously granted option to which such Reload Option relates and (B) the number of Shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the option to which such

          Reload Option relates pursuant to the relevant provisions of the plan or agreement relating to such option. Reload Options may be granted with respect to Options previously granted under the Plan or any other stock option plan of the Company or may be granted in connection with any Option granted under the Plan or any other stock option plan of the Company at the time of such grant. Such Reload Options shall have a per share exercise price equal to the Fair Market Value of one Share as of the date of grant of the new Option. Any Reload Option shall be subject to availability of sufficient Shares for grant under the Plan. Shares surrendered as part or all of the exercise price of the Option to which it relates that have been owned by the optionee less than six months will not be counted for purposes of determining the number of Shares that may be purchased pursuant to a Reload Option.

          B. Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

          C. Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

          1. Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a waiver by the Participant of the right to vote or to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

          2. Stock Certificates. Any Restricted Stock granted under the Plan shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

          3. Forfeiture. Except as otherwise determined by the Committee, upon a Participant's termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

          D. Performance Awards. The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

          E. Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

          F. Other Stock Grants. The Committee is hereby authorized, subject to the terms of the Plan and any applicable Award Agreements, to grant to Eligible Persons Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

          G. Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan and any applicable Award Agreements, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(G) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

          H. General

          1. Consideration for Awards. Awards shall be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

          2. Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution, for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

          3. Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.


          4. Limits on Transfer of Awards. No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, (a) designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant and (b) transfer Awards, except in the case of an Incentive Stock Option, to Family Members pursuant to terms determined by the Committee. Except as otherwise provided in this Plan or in any applicable Award Agreement or amendment thereto (other than an Award Agreement relating to an Incentive Stock Option), pursuant to terms determined by the Committee, each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. Except as otherwise provided in this Plan or in any applicable Award Agreement or amendment thereto (other than an Award Agreement relating to an Incentive Stock Option), no Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.


          5. Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in the case of an Incentive Stock Option such Option shall not be exercisable after the expiration of 10 years from the date such Option is granted.

          6. Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities of the Company are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

Section 7. Amendment and Termination; Adjustments

     A. Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval would violate the rules or regulations of the Nasdaq National Market or any other securities exchange that is applicable to the Company.

     B. Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.

     C. Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8. Income Tax Withholding

     In order to comply with all applicable national, federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable national, federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the national, federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by
(i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or
(ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9. General Provisions

     A. No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

     B. Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

     C. No Rights of Shareholders. Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant's legal representative without restrictions thereto.

     D. No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     E. No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

     F. Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

     G. Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

     H. No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     I. Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

     J. No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

     K. Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10. Effective Date of the Plan

     The Plan shall be effective on December 4, 2001 subject to approval by the shareholders of the Company on such date.

Section 11. Term of the Plan

     No Award shall be granted under the Plan ten years after the effective date or any earlier date of discontinuation or termination established pursuant to
Section 7A of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

Proxy Card


                                   ENZON, INC.


                 Annual Meeting of Stockholders December 4, 2001
           This Proxy Is Solicited on Behalf of the Board of Directors

     Arthur J. Higgins and Kenneth J. Zuerblis and each of them, as proxies, with full power of substitution in each of them, are hereby authorized to represent and to vote, as designated below and on the reverse side, on all proposals and in the discretion of the proxies on such other matters as may properly come before the annual meeting of stockholders of Enzon, Inc. (the "Company") to be held on December 4, 2001 or any adjournment(s), postponement(s), or other delay(s) thereof (the "Annual Meeting"), all shares of stock of the Company to which the undersigned is entitled to vote at the Annual Meeting.

     UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 and 4 AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS HAS PROPOSED AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSALS 1, 2, 3 and 4.

(1) Election of the following nominees as Class III Directors to serve in such capacities until their successors are duly elected and qualified:

             Rolf A. Classon           David S. Barlow            Robert LeBuhn

(Authority to vote for any nominee(s) may be withheld by lining through the name(s) of any such nominee(s).)

        /  / FOR all nominees                  /  / WITHHOLD authority for all



(2)  Proposal  to  approve  the  amendment  to  the  Company's   Certificate  of
     Incorporation to increase the authorized shares of Common Stock from 60,000,000 to 90,000,000.


               /  / FOR         /  / AGAINST          /  / ABSTAIN


(3) Proposal to approve the Company's 2001 Incentive Stock Plan, as set forth in the Company's Proxy Statement dated October __, 2001.

               /  / FOR         /  / AGAINST          /  / ABSTAIN

(4) Ratification of the selection of KPMG LLP to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2002.

                /  / FOR         /  / AGAINST          /  / ABSTAIN


/ / Please check this box if you expect to attend the Annual Meeting in person.

                                        (Please  sign exactly as name appears to
                                        the left, date and return. If shares are
                                        held by joint tenants, both should sign.
                                        When  signing  as  attorney,   executor,
                                        administrator,   trustees  or  guardian,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.)


                                        Date:  _________________________________


                                        ________________________________________
                                                      Sign Here


                                        ________________________________________
                                             Signature (if held jointly)


                                        ________________________________________
                                        Capacity (Title or Authority, i.e.
                                        Executor, Trustee)

                                        PLEASE SIGN, DATE AND MAIL YOUR PROXY
                                        TODAY.